UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2010 (March 29, 2010)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	001-8359	22-2376465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 938-1480
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On March 29, 2010, New Jersey Natural Gas Company (“NJNG”), the principal subsidiary of New Jersey Resources Corporation (the “Company”) issued a press release, and on March 30, 2010, the Company issued an Investor Fact Sheet, each announcing the submission of a filing to the New Jersey Board of Public Utilities (“BPU”) for approval to implement a series of energy efficiency and renewable energy programs developed pursuant to the State of New Jersey’s Regional Greenhouse Gas Initiative (“RGGI”) legislation.
The press release issued on March 29, 2010, by NJNG and the Investor Fact Sheet published by the Company on March 30, 2010, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

99.1	Press release, dated March 29, 2010

99.2	Investor Fact Sheet, dated March 30, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: March 30, 2010	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release, dated March 29, 2010

99.2	Investor Fact Sheet, dated March 30, 2010